MERRILL LYNCH
                                                                   SPECIAL VALUE
                                                                   FUND, INC.
                                [GRAPHIC OMITTED]

                                                         STRATEGIC
                                                                   Performance

                                                                  Annual Report
                                                                  March 31, 2000

MERRILL LYNCH SPECIAL VALUE FUND, INC.

DEAR SHAREHOLDER

During the six months ended March 31, 2000, Merrill Lynch Special Value Fund, Inc. outperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were +32.27%, +31.64%, +31.58% and +32.11%, respectively, compared to the total return of +26.84% for the Russell 2000 Index. (Investment results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3-5 of this report to shareholders.)

Portfolio Matters

Small-capitalization stocks continued their strong run during the six months ended March 31, 2000, performing significantly better than large-capitalization stocks. For the six-month period, the Dow Jones Industrial Average and the unmanaged Standard & Poor's 500 (S&P 500) Index posted returns of +6.45% and +17.51%, respectively, while the Russell 2000 Index, a widely followed measure of small-capitalization stock performance, gained 26.84%. The six-month period began with additional strength in technology and health care stocks, leading the Russell 2000 Index to a record high on March 9, 2000. However, in late March the prominent "growth" stocks faltered, while many previously underperforming "value" stocks staged a sharp recovery. In our opinion, the recovery in value stocks may continue, given the strong economic backdrop and still exceptionally large valuation gap between growth and value stocks.

During the six months ended March 31, 2000, the Fund's performance benefited from strong stock selection in the consumer discretionary, transportation, consumer staples and technology sectors. However, an underweighted position in the technology and health care sectors negatively influenced performance. The Fund was a net seller of technology and health care stocks during the period because several of our holdings achieved or exceeded our established price objectives. We made purchases in the consumer staples and consumer discretionary sectors, based on attractive valuations and favorable company-specific fundamentals.

Individual stocks that benefited the Fund's performance included Intervoice-Brite, Inc., Aspen Technology, Inc. and U.S. Foodservice. Intervoice-Brite, a provider of call automation and network service solutions, soared following the successful integration of the Brite Voice Systems acquisition, and subsequent to the release of quarterly earnings that showed substantial cost savings and gross margin improvement for the combined company. Shares of Aspen Technology, a provider of software for the process manufacturing industries, appreciated dramatically on renewed demand from corporate customers in the petroleum industry, and on the announcement of quarterly earnings that surpassed the range of analysts' estimates. As a result of its significant appreciation, we sold our shares during the six-month period. Shares of U.S. Foodservice, a large broadline foodservice distributor in the United States, climbed sharply after the Fund's initial purchase in February 2000 on the announcement of an agreement for the company to be acquired by the Dutch firm Royal Ahold at a price of $26 per share.

During the six months ended March 31, 2000, Fund performance was hindered by investments in Safety-Kleen Corporation and Ryerson Tull, Inc. Safety-Kleen, an industrial waste service company, declined abruptly, based on lower-than-expected fiscal first quarter earnings resulting from lower-than-expected sales. The company also announced that it was reviewing its accounting policies and practices. Shares of Ryerson Tull, an international distributor of specialty metals, were also weak as a result of margin pressures from rising raw material prices. We eliminated our holdings in Safety-Kleen, but increased the Fund's position in Ryerson Tull on stock price weakness.

Fiscal Year in Review

For the 12 months ended March 31, 2000, Merrill Lynch Special Value Fund, Inc. significantly outperformed the Russell 2000 Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were +57.29%, +55.72%, +55.64% and +56.98%, respectively, compared to the +37.29% total return for the Russell 2000 Index.

Small-capitalization stocks performed significantly better than large-capitalization stocks over the 12 months ended March 31, 2000. The Russell 2000 Index's total return of +37.29% compared to a +17.94% total return for the large-capitalization S&P 500 Index for the 12-month period. The Russell 2000 performance was driven by spectacular gains in the technology sector, and by strong performance in the producer durables, health

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

care, and energy sectors. Financial services and consumer staples stocks provided a negative contribution to the performance of the Russell 2000 for the period. The sharp divergence in performance between growth stocks and value stocks led to an unusually wide range of performance for small-capitalization oriented funds over the past year. It is possible that the improved showing of value stocks in March compared to growth stocks may be signaling that the valuation of many technology and health care stocks is overextended.

During the 12 months ended March 31, 2000, the Fund's outperformance of the Russell 2000 Index was attributable primarily to positive stock selection. Strong performance was obtained from stock holdings in the consumer discretionary, auto and transportation, health care, technology and consumer staples sectors. Stock picks in the producer durables, financial services, materials and processing and energy sectors hindered performance. An overweighted position in technology and an underweighted position in financial services benefited performance, while an overweighted position in consumer discretionary and materials and processing stocks held back performance.

The investment philosophy of Merrill Lynch Special Value Fund, Inc. is to invest in the stocks of small companies that we believe are currently out of favor with investors as a result of a temporary interruption in an above-average long-term growth trend. As a result of this approach, the Fund was overweighted in technology stocks at the beginning of the fiscal year. Exceptionally positive performance in the Fund's technology holdings benefited Fund shareholders significantly during the 12 months ended March 31, 2000. However, since many of the Fund's technology holdings rose to levels where their valuation statistics exceeded prior highs by a significant amount, we sold a number of positions and lowered our overall technology sector exposure to an underweighted level compared to the Russell 2000 at March 31, 2000. Consumer discretionary, consumer staples and financial services stocks in the Russell 2000 performed poorly over the 12 months ended March 31, 2000. Consequently, we took advantage of the depressed stock prices of several companies to increase the Fund's weight in those out-of-favor sectors. At March 31, 2000, the Fund was most heavily weighted in the consumer discretionary sector, followed by the technology sector and the financial services sector. By contrast, as of March 31, 2000 the Russell 2000 Index was most heavily weighted in technology, followed by financial services and health care.

In Conclusion

It is gratifying to finally have a period of performance that justifies our previous encouragement to shareholders to remain represented in the small-capitalization equity category. Furthermore, we are pleased that, during the unusual circumstances of the past year, the Fund's value approach was able to provide returns that exceeded the growth-driven returns of the Russell 2000 Index. Valuations for many small-capitalization stocks continue to appear attractive to us, and the fundamental outlook remains positive for most companies as well. As a result, we are optimistic about the Fund's investment outlook.

We thank you for your continued investment in Merrill Lynch Special Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our semi-annual report to shareholders.


Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Daniel V. Szemis

Daniel V. Szemis
Senior Vice President and Portfolio Manager

May 2, 2000

--------------------------------------------------------------------------------
Effective July 1, 2000, Merrill Lynch Special Value Fund, Inc. will change its name to Merrill Lynch Small Cap Value Fund, Inc. The Fund's management believes that the new name better reflects the Fund's main investment strategies. The change in the Fund's name does not connote a change in its investment objective, which remains the same: to seek long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that Fund management believes have special investment value and emerging growth companies regardless of size.
--------------------------------------------------------------------------------

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to share holders.

Recent Performance Results

                                                                                              Ten Years/
                                                            6 Month         12 Month       Since Inception
As of March 31, 2000                                     Total Return     Total Return      Total Return
-------------------------------------------------------------------------------------------------------------
ML Special Value Fund, Inc. Class A Shares*                  +32.27%          +57.29%           +318.87%
-------------------------------------------------------------------------------------------------------------
ML Special Value Fund, Inc. Class B Shares*                  +31.64           +55.72            +278.25
-------------------------------------------------------------------------------------------------------------
ML Special Value Fund, Inc. Class C Shares*                  +31.58           +55.64            +145.29
-------------------------------------------------------------------------------------------------------------
ML Special Value Fund, Inc. Class D Shares*                  +32.11           +56.98            +156.09
-------------------------------------------------------------------------------------------------------------
Russell 2000 Index**                                         +26.84           +37.29        +285.19/+130.30
-------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares, respectively.

** An unmanaged broad-based Index comprised of small-capitalization common stocks. Ten years/since inception total return periods are ten years and from 10/21/94, respectively.

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

Total Return Based on a $10,000 Investment--Class A & Class B Shares

                              [LINE GRAPH OMITTED]

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the Russell 2000 Index. Beginning and ending values are:

                                     3/90              3/00
ML Special Value Fund, Inc.+--
Class A Shares*                     $ 9,475           $39,686
ML Special Value Fund, Inc.+--
Class B Shares*                     $10,000           $37,826
Russell 2000 Index++                $10,000           $38,519

Total Return Based on a $10,000 Investment--Class C & Class D Shares

                              [LINE GRAPH OMITTED]

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the Russell 2000 Index. Beginning and ending values are:

                                   10/21/94**          3/00
ML Special Value Fund, Inc.+--
Class C Shares*                     $10,000           $24,529
ML Special Value Fund, Inc.+--
Class D Shares*                     $ 9,475           $24,266
Russell 2000 Index                  $10,000           $23,027

* Assuming maximum sales charge, transaction costs, and other operating expenses, including advisory fees.

**    Commencement of operations.

+ ML Special Value Fund, Inc. invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Fund's management believes have special investment value, and emerging growth companies regardless of size.

++ This unmanaged Index is ocmprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

      Past  performance is not predictive of future performance.

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

PERFORMANCE DATA (concluded)

Results of a $1,000 Investment Since Inception--Class A Shares

                              [LINE GRAPH OMITTED]

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on May 5, 1978 to $9,316.86 on March 31, 2000.

Average Annual Total Return

                                % Return Without                % Return With
                                  Sales Charge                  Sales Charge**
--------------------------------------------------------------------------------
Class A Shares*
--------------------------------------------------------------------------------
Year Ended 3/31/00                  +57.29%                       +49.03%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00            +19.77                        +18.49
--------------------------------------------------------------------------------
Ten Years Ended 3/31/00             +15.40                        +14.78
--------------------------------------------------------------------------------

* Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                    % Return                     % Return
                                  Without CDSC                  With CDSC**
--------------------------------------------------------------------------------
Class C Shares*
--------------------------------------------------------------------------------
Year Ended 3/31/00                  +55.64%                       +54.64%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00            +18.54                        +18.54
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/00                     +17.92                        +17.92
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                      % Return                    % Return
                                    Without CDSC                  With CDSC**
--------------------------------------------------------------------------------
Class B Shares*
--------------------------------------------------------------------------------
Year Ended 3/31/00                    +55.72%                     +51.72%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00              +18.57                      +18.57
--------------------------------------------------------------------------------
Ten Years Ended 3/31/00               +14.23                      +14.23
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                   % Return Without              % Return With
                                     Sales Charge                Sales Charge**
--------------------------------------------------------------------------------
Class D Shares*
--------------------------------------------------------------------------------
Year Ended 3/31/00                      +56.98%                     +48.73%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                +19.49                      +18.21
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/00                         +18.86                      +17.68
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.

**    Assuming maximum sales charge.

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                 Shares                                                                                         Percent of
Sector*           Held                       Stocks                                          Value              Net Assets
--------------------------------------------------------------------------------------------------------------------------
Auto & Transportation
--------------------------------------------------------------------------------------------------------------------------
                579,800         Circle International Group, Inc.                          $15,074,800               1.2%
                 35,950         +Forward Air Corporation                                      829,097               0.1
                951,900         +Fritz Companies, Inc.                                      9,637,988               0.8
                295,400         +Gentex Corporation                                        10,948,263               0.9
              1,019,700         +Keystone Automotive Industries, Inc.                       5,990,738               0.5
                428,500         +Landair Corporation (c)                                    1,794,344               0.2
                253,200          Meritor Automotive, Inc.                                   4,003,725               0.3
              1,746,500         +Miller Industries, Inc.                                    6,658,531               0.5
                 18,800         +Tower Automotive, Inc.                                       307,850               0.0
                                                                                          -----------       -----------
                                                                                           55,245,336               4.5
--------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary
--------------------------------------------------------------------------------------------------------------------------
                661,700         +AC Nielsen Corporation                                    14,888,250               1.2
              2,756,200         +APAC Customer Services Inc. (c)                           23,944,487               2.0
                  1,317          Adrien Arpel, Inc. (Preferred)                                28,157               0.0
                555,100         +Ambassadors International, Inc.                            7,216,300               0.6
                606,200         +B.I., Incorporated (c)                                     4,470,725               0.4
              1,651,400         +Boise Cascade Office Products Corp.                       27,041,675               2.2
                556,900         +Boron, LePore & Associates, Inc.                           4,942,487               0.4
              1,293,500         +Buffets, Inc.                                             11,681,922               1.0
                274,700         +The Cheesecake Factory Incorporated                       11,434,387               0.9
                376,800          Dover Downs Entertainment, Inc.                            4,804,200               0.4
                 58,700          G & K Services, Inc. (Class A)                             1,147,402               0.1
              1,742,250         +HA-LO Industries, Inc.                                    13,720,219               1.1
                 65,000          Harte-Hanks, Inc.                                          1,474,688               0.1
              1,954,200          Heilig-Meyers Company                                      7,694,663               0.6
                649,600          IKON Office Solutions, Inc.                                4,019,400               0.3
                250,900         +ITI Technologies, Inc.                                     7,464,275               0.6
                 69,800         +Jack in the Box Inc.                                       1,487,613               0.1
                187,600         +Linens 'n Things Co.                                       6,425,300               0.5
                 67,000          Longs Drug Stores Corporation                              1,524,250               0.1
                747,200         +McNaughton Apparel Group Inc. (c)                          6,164,400               0.5
                491,000         +The Men's Warehouse, Inc.                                 14,545,875               1.2
              1,258,350         +Metromedia International Group, Inc.                       7,078,219               0.6
                828,040         +Midway Games Inc.                                         10,971,530               0.9
                139,100         +Modis Professional Services, Inc.                          1,721,363               0.2
                349,000         +Mohawk Industries, Inc.                                    7,808,875               0.6
              1,128,000         +PETsMART, Inc.                                             3,384,000               0.3
              1,121,700         +Panera Bread Company (Class A)(c)                          8,412,750               0.7
              1,264,300         +Paxson Communications Corporation                          9,798,325               0.8
              1,191,600          Pier 1 Imports, Inc.                                      12,213,900               1.0
                681,200         +SITEL Corporation                                          4,683,250               0.4
                544,500          Shaw Industries, Inc.                                      8,269,594               0.7
                275,000         +Sinclair Broadcast Group, Inc. (Class A)                   2,457,813               0.2
                337,600         +Snyder Communications, Inc.                                7,596,000               0.6
                867,300         +Stein Mart, Inc.                                           7,155,225               0.6
                337,300          Strayer Education, Inc.                                    8,769,800               0.7
                123,400         +THQ Inc.                                                   2,205,775               0.2
                723,000         +Tech Data Corporation                                     23,768,625               1.9
                848,000         +TeleSpectrum Worldwide Inc.                                5,936,000               0.5
                910,900         +Veterinary Centers of America, Inc.                       12,524,875               1.0
              1,702,500         +WMS Industries Inc. (c)                                   16,812,187               1.4
                172,200         +West TeleServices Corporation                              4,434,150               0.4
                                                                                          -----------       -----------
                                                                                          342,122,931              28.0

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                 Shares                                                                                    Percent of
Sector*           Held                       Stocks                                         Value          Net Assets
--------------------------------------------------------------------------------------------------------------------------
Consumer Staples
--------------------------------------------------------------------------------------------------------------------------

                 245,600                 Dean Foods Company                              $  6,569,800            0.5%
                 320,300                +Suiza Foods Corporation                           12,892,075            1.1
               1,200,000                +U.S. Foodservice                                  30,900,000            2.5
                                                                                         ------------   ------------
                                                                                           50,361,875            4.1
--------------------------------------------------------------------------------------------------------------------------
Energy
--------------------------------------------------------------------------------------------------------------------------
                 188,400                +Barrett Resources Corporation                      5,616,675            0.5
                 581,000                +Basin Exploration, Inc.                            8,678,687            0.7
                 191,300                 Diamond Offshore Drilling, Inc.                    7,640,044            0.6
                 150,600                +Evergreen Resources, Inc.                          3,642,637            0.3
                 259,722                +Louis Dreyfus Natural Gas Corp.                    8,830,548            0.7
                 119,200                +Nuevo Energy Company                               2,562,800            0.2
                 308,391                 Plains Resources Inc. (b)                          3,854,887            0.3
                 158,800                +Plains Resources Inc.                              1,985,000            0.2
                 370,350                +Tom Brown, Inc.                                    6,805,181            0.6
                                                                                         ------------   ------------
                                                                                           49,616,459            4.1
--------------------------------------------------------------------------------------------------------------------------
Financial Services
--------------------------------------------------------------------------------------------------------------------------
                  85,050                 American National Insurance Company                4,890,375            0.4
               1,394,000                +Billing Concepts Corp.                             9,801,562            0.8
                 423,300                 Brandywine Reality Trust                           7,249,012            0.6
                 259,200                 Camden Property Trust                              7,014,600            0.6
                 805,100                 Capitol Federal Financial                          7,598,131            0.6
                 972,446                 Charter One Financial, Inc.                       20,421,366            1.7
                 115,815                 Commerce Bancorp, Inc.                             4,285,155            0.3
                 215,600                 FelCor Lodging Trust Inc.                          3,813,425            0.3
                 355,300                 Frontier Insurance Group, Inc.                       355,300            0.0
                 186,500                +Investment Technology Group, Inc.                  6,574,125            0.5
                 117,200                 Kimco Realty Corporation                           4,395,000            0.4
               1,683,800                 Meditrust Corporation                              3,051,888            0.3
                 387,200                 National Data Corporation                         10,067,200            0.8
                 391,000                 PXRE Group Limited                                 6,647,000            0.5
                 216,400                +Pegasystems Inc.                                   2,596,800            0.2
               1,152,700                 Peoples Heritage Financial Group, Inc.            17,290,500            1.4
                 536,500                +Primark Corporation                               12,943,063            1.1
                 175,700                +The Profit Recovery Group International, Inc.      3,250,450            0.3
                 311,100                 Roslyn Bancorp, Inc.                               5,541,469            0.5
                 391,500                 Scottish Annuity & Life Holdings, Ltd.             3,009,656            0.3
               1,163,200                +United Rentals (North America), Inc.              20,065,200            1.6
                                                                                         ------------   ------------
                                                                                          160,861,277           13.2

--------------------------------------------------------------------------------------------------------------------------
Healthcare
--------------------------------------------------------------------------------------------------------------------------
               1,754,500                +Caremark Rx, Inc.                                  7,346,969            0.6
                  50,300                +Closure Medical Corporation                        1,320,375            0.1
                 573,600                +Covance, Inc.                                      6,166,200            0.5
                 625,400                +EndoSonics Corporation                             3,947,837            0.3
                   8,000                +Isis Pharmaceuticals, Inc.                           112,500            0.0
                 312,500                 Mentor Corporation                                 8,437,500            0.7
                 610,200                +Nabi                                               4,118,850            0.3
                 245,500                +Novoste Corporation                                9,820,000            0.8
               1,434,400                +Orthodontic Centers of America, Inc.              26,895,000            2.2
                  43,600                +PAREXEL International Corporation                    411,475            0.0
                  84,300                +Pharmaceutical Product Development, Inc.           1,427,831            0.1
                  96,900                +Quintiles Transnational Corp.                      1,653,356            0.1

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                 Shares                                                                                    Percent of
Sector*           Held                       Stocks                                         Value          Net Assets
--------------------------------------------------------------------------------------------------------------------------
Healthcare (concluded)
--------------------------------------------------------------------------------------------------------------------------
                 300,850              +Scios, Inc.                                         $    1,560,659            0.1%
                 139,500              +Sierra Health Services, Inc.                               688,781            0.1
                                                                                             ------------     ----------
                                                                                               73,907,333            5.9
--------------------------------------------------------------------------------------------------------------------------
Materials & Processing
--------------------------------------------------------------------------------------------------------------------------
                 506,800               A.M. Castle & Company                                    6,335,000            0.5
               1,046,400               AK Steel Holding Corporation                            10,856,400            0.9
                 197,800              +Airgas, Inc.                                             1,644,212            0.1
                 110,000               Boise Cascade Corporation                                3,822,500            0.3
                 189,700               Carpenter Technology Corporation                         3,948,131            0.3
                 359,300               Commonwealth Industries, Inc.                            3,256,156            0.3
                 452,100               Gibraltar Steel Corporation                              7,431,394            0.6
                 234,800              +Insituform Technologies, Inc. (Class A)                  7,190,750            0.6
                 644,500               Intermet Corporation                                     5,881,063            0.5
                 151,000               Kaydon Corp.                                             4,124,188            0.3
                 251,500              +Novamerican Steel, Inc.                                  2,577,875            0.2
                 713,100              +Paxar Corporation                                        6,863,588            0.6
                 466,600               Quanex Corporation                                       8,398,800            0.7
                 514,700               Rock-Tenn Company (Class A)                              5,018,325            0.4
               1,569,081               Ryerson Tull, Inc. (c)                                  24,320,756            2.0
                 691,300              +Shiloh Industries, Inc.                                  7,215,444            0.6
               2,391,200               Watsco, Inc. (c)                                        24,958,150            2.0
                 169,100              +Wolverine Tube, Inc.                                     2,166,594            0.2
                 863,610              +Zemex Corporation (c)                                    7,232,734            0.6
                                                                                             ------------     ----------
                                                                                              143,242,060           11.7
--------------------------------------------------------------------------------------------------------------------------
Miscellaneous
--------------------------------------------------------------------------------------------------------------------------
               1,331,500               Mercer International, Inc. (c)                          10,652,000            0.9
--------------------------------------------------------------------------------------------------------------------------
Producer Durables
--------------------------------------------------------------------------------------------------------------------------
                 120,100              +ANTEC Corporation                                        5,381,981            0.4
                 752,600               Applied Industrial Technologies, Inc.                   12,041,600            1.0
                 230,600              +BE Aerospace, Inc.                                       1,354,775            0.1
                 638,277               BHA Group Holdings, Inc. (c)                             5,026,431            0.4
                 846,900              +Brown & Sharpe Manufacturing Company (Class A)(c)        1,640,869            0.1
                 808,800              +Comdial Corporation (c)                                 10,615,500            0.9
                 530,400              +DONCASTERS PLC (ADR)(a)                                  4,607,850            0.4
               2,140,800              +Danka Business Systems PLC (ADR)(a)                     13,112,400            1.1
                 569,800              +ESCO Electronics Corporation                             9,544,150            0.8
                 598,500               Oakwood Homes Corporation                                2,281,781            0.2
                 198,000               The Ryland Group, Inc.                                   3,712,500            0.3
                 179,630              +Toll Brothers, Inc.                                      3,592,600            0.3
                 168,600              +Triumph Group, Inc.                                      4,910,475            0.4
                                                                                             ------------     ----------
                                                                                               77,822,912            6.4
--------------------------------------------------------------------------------------------------------------------------
Technology
--------------------------------------------------------------------------------------------------------------------------
                 724,700              +Anixter International Inc.                              20,201,012            1.7
                  65,200              +Black Box Corporation                                    4,514,081            0.4
                 595,450              +C.P. Clare Corporation (c)                               5,061,325            0.4
                 172,250              +Cognos, Inc.                                            10,776,391            0.9
                  30,300              +Documentum, Inc.                                         2,363,400            0.2
                 166,750              +FileNET Corporation                                      4,960,812            0.4
                 685,453              +InterVoice-Bright, Inc.                                 19,792,455            1.6
                 399,000              +JDA Software Group, Inc.                                 5,835,375            0.5
               1,281,400              +Mentor Graphics Corporation                             19,381,175            1.6

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                           Shares                                                                                        Percent of
Sector*                     Held                       Stocks                                             Value          Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Technology (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                         1,361,000         +NetManage, Inc.                                         $    7,698,156            0.6%
                           221,340         +Nu Horizons Electronics Corp.                                4,897,148            0.4
                           540,870         +PeopleSoft, Inc.                                            10,817,400            0.9
                           288,600         +Planar Systems Inc.                                          3,391,050            0.3
                            38,200         +Rational Software Corporation                                2,922,300            0.2
                           714,400         +Sensormatic Electronics Corporation                         16,029,350            1.3
                         1,664,400         +Structural Dynamics Research Corporation                    22,469,400            1.8
                           558,650         +Sybase, Inc.                                                11,347,578            0.9
                           184,800         +Sykes Enterprises, Incorporated                              3,522,750            0.3
                           418,250         +TALX Corporation (c)                                         7,946,750            0.6
                           327,100         +Transaction Systems Architects, Inc. (Class A)               9,445,013            0.8
                                                                                                    --------------     ----------
                                                                                                       193,372,921           15.8
------------------------------------------------------------------------------------------------------------------------------------
                                           Total Stocks (Cost--$1,084,489,974)                       1,157,205,104           94.6
------------------------------------------------------------------------------------------------------------------------------------
                           Face
                          Amount
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper**     $20,000,000        CSW Credit Inc., 6.05% due 4/07/2000                          19,979,833            1.6
                        42,023,000        General Motors Acceptance Corp., 6.38% due 4/03/2000          42,008,105            3.5
                        17,000,000        International Lease Finance Corporation, 6.03% due/4/11/2000  16,971,525            1.4
------------------------------------------------------------------------------------------------------------------------------------
                                          Total Short-Term Securities (Cost--$78,959,463)               78,959,463            6.5
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$1,163,449,437)                                                             1,236,164,567          101.1

Liabilities in Excess of Other Assets                                                                  (13,489,695)          (1.1)
                                                                                                    --------------     ----------
Net Assets                                                                                          $1,222,674,872          100.0%
                                                                                                    ==============     ==========
------------------------------------------------------------------------------------------------------------------------------------

+     Non-income producing security.

* Holdings are classified into the economic sectors found in the Russell 2000 Index.

** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

(a)   American Depositary Receipts (ADR).

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                          Net Share             Net            Dividend
Sector                        Affiliate                                   Activity              Cost            Income
-------------------------------------------------------------------------------------------------------------------------
Auto &                        Landair Corporation                                --                  --            ++
  Transportation
-------------------------------------------------------------------------------------------------------------------------
Consumer                      APAC Customer Services Inc.                   720,300         $ 3,369,794            ++
  Discretionary               B.I., Incorporated                                 --                  --            ++
                              McNaughton Apparel Group Inc.                  46,700              75,343            ++
                              Panera Bread Company                        1,121,700           7,525,064            ++
                                (Class A)
                              WMS Industries Inc.                           868,500          10,125,025            ++
-------------------------------------------------------------------------------------------------------------------------
Materials &                   Ryerson Tull, Inc.                            529,200           7,907,256    $  114,667
  Processing                  Watsco, Inc.                                2,391,200          27,129,836        63,018
                              Zemex Corporation                                  --                  --            ++
-------------------------------------------------------------------------------------------------------------------------
Miscellaneous                 Mercer International, Inc.                   (278,200)         (5,284,815)       80,485
-------------------------------------------------------------------------------------------------------------------------
Producer Durables             BHA Group Holdings, Inc.                           --                  --        76,593
                              Brown & Sharpe Manufacturing                       --                  --            ++
                                Company (Class A)
                              Comdial Corporation                                --                  --            ++
-------------------------------------------------------------------------------------------------------------------------
Technology                    C.P. Clare Corporation                       (210,700)         (2,287,434)           ++
                              TALX Corporation                             (100,500)           (940,372)           ++
-------------------------------------------------------------------------------------------------------------------------

++    Non-income producing security.*

      See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 2000

Assets:             Investments, at value (identified cost--$1,163,449,437) ..........                    $1,236,164,567
                    Receivables:
                        Securities sold ..............................................   $    5,115,484
                        Capital shares sold ..........................................        3,479,666
                        Dividends ....................................................          151,454        8,746,604
                                                                                         --------------
                    Prepaid registration fees and other assets .......................                            68,733
                                                                                                          --------------
                    Total assets .....................................................                     1,244,979,904
                                                                                                          --------------
-------------------------------------------------------------------------------------------------------------------------
Liabilities:        Payables:
                        Securities purchased .........................................       16,354,336
                        Capital shares redeemed ......................................        3,899,640
                        Investment adviser ...........................................          684,657
                        Distributor ..................................................          514,727
                        Custodian bank ...............................................          471,781       21,925,141
                                                                                         --------------
                    Accrued expenses and other liabilities ...........................                           379,891
                                                                                                          --------------
                    Total liabilities ................................................                        22,305,032
                                                                                                          --------------
-------------------------------------------------------------------------------------------------------------------------
Net Assets:         Net assets .......................................................                    $1,222,674,872
                                                                                                          ==============
-------------------------------------------------------------------------------------------------------------------------
Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized .......................................................                    $    2,150,188
                    Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized .......................................................                         2,370,994
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized .......................................................                           316,027
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized .......................................................                           665,211
                    Paid-in capital in excess of par .................................                       990,230,630
                    Undistributed investment income--net .............................                         9,675,762
                    Undistributed realized capital gains on investments--net .........                       144,550,930
                    Unrealized appreciation on investments--net ......................                        72,715,130
                                                                                                          --------------
                    Net assets .......................................................                    $1,222,674,872
                                                                                                          ==============
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value:    Class A--Based on net assets of $491,855,059 and 21,501,882 shares
                             outstanding .............................................                    $        22.87
                                                                                                          ==============
                    Class B--Based on net assets of $511,779,939 and 23,709,944 shares
                             outstanding .............................................                    $        21.59
                                                                                                          ==============
                    Class C--Based on net assets of $67,390,143 and 3,160,271 shares
                             outstanding .............................................                    $        21.32
                                                                                                          ==============
                    Class D--Based on net assets of $151,649,731 and 6,652,112 shares
                             outstanding .............................................                    $        22.80
                                                                                                          ==============
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

Statement of Operations for the Year Ended March 31, 2000

Investment          Dividends ........................................................                   $   5,943,011
Income:             Interest and discount earned .....................................                       3,371,857
                                                                                                         -------------
                    Total income .....................................................                       9,314,868
                                                                                                         -------------
-------------------------------------------------------------------------------------------------------------------------
Expenses:           Investment advisory fees .........................................   $   7,208,238
                    Account maintenance and distribution fees--Class B ...............       4,356,503
                    Transfer agent fees--Class B .....................................       1,232,740
                    Transfer agent fees--Class A .....................................         935,539
                    Account maintenance and distribution fees--Class C ...............         490,449
                    Transfer agent fees--Class D .....................................         285,219
                    Account maintenance fees--Class D ................................         279,034
                    Printing and shareholder reports .................................         261,393
                    Transfer agent fees--Class C .....................................         144,566
                    Professional fees ................................................         128,382
                    Accounting services ..............................................         119,537
                    Custodian fees ...................................................         116,139
                    Registration fees ................................................          90,048
                    Directors' fees and expenses .....................................          14,416
                    Pricing fees .....................................................           4,481
                    Other ............................................................          21,915
                                                                                         -------------
                    Total expenses ...................................................                      15,688,599
                                                                                                         -------------
                    Investment loss--net .............................................                      (6,373,731)
                                                                                                         -------------
-------------------------------------------------------------------------------------------------------------------------
Realized &          Realized gain on investments--net ................................                     185,241,778
Unrealized Gain on  Change in unrealized appreciation/depreciation on investments--net                     242,691,398
Investments--Net:                                                                                        -------------
                    Net Increase in Net Assets Resulting from Operations .............                   $ 421,559,445
                                                                                                         =============
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

Statement of Changes in Net Assets

                                                                                                        For the Year
                                                                                                       Ended March 31,
                                                                                             ----------------------------------
Increase (Decrease) in Net Assets:                                                                  2000               1999
-------------------------------------------------------------------------------------------------------------------------------
Operations:             Investment loss--net .............................................   $    (6,373,731)   $    (7,042,111)
                        Realized gain on investments--net ................................       185,241,778         84,918,600
                        Change in unrealized appreciation/depreciation on investments--net       242,691,398       (354,219,652)
                                                                                             ---------------    ---------------
                        Net increase (decrease) in net assets resulting from operations ..       421,559,445       (276,343,163)
                                                                                             ---------------    ---------------
-------------------------------------------------------------------------------------------------------------------------------
Distributions           Realized gain on investments--net:
to Shareholders:             Class A ......................................................      (40,545,567)       (19,624,603)
                             Class B ......................................................      (43,612,826)       (31,099,848)
                             Class C ......................................................       (4,788,746)        (3,623,058)
                             Class D ......................................................      (11,320,549)        (6,448,638)
                                                                                             ---------------    ---------------

                         Net decrease in net assets resulting from distributions
                         to shareholders ..................................................     (100,267,688)       (60,796,147)
                                                                                             ---------------    ---------------
-------------------------------------------------------------------------------------------------------------------------------
Capital Share            Net increase (decrease) in net assets derived from capital
Transactions:            share transactions ...............................................      125,287,960        (78,669,579)
                                                                                             ---------------    ---------------

-------------------------------------------------------------------------------------------------------------------------------
Net Assets:              Total increase (decrease) in net assets ..........................      446,579,717       (415,808,889)
                         Beginning of year ................................................      776,095,155      1,191,904,044
                                                                                             ---------------    ---------------
                         End of year ......................................................  $ 1,222,674,872    $   776,095,155
                                                                                             ===============    ===============
-------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

Financial Highlights

                                                                                            Class A+
The following per share data and ratios have been derived     ------------------------------------------------------------------
from information provided in the financial statements.                            For the Year Ended March 31,
                                                              ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000         1999           1998           1997         1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...   $   16.27     $   22.03     $   17.59     $    17.77     $   15.63
Operating                                                     ---------     ---------     ---------     ----------     ---------
Performance:         Investment income (loss)--net ........        (.02)         (.02)         (.03)           .06           .24
                     Realized and unrealized gain (loss) on
                     investments--net .....................        8.84         (4.66)         7.20           3.01          2.72
                                                              ---------     ---------     ---------     ----------     ---------
                     Total from investment operations .....        8.82         (4.68)         7.17           3.07          2.96
                                                              ---------     ---------     ---------     ----------     ---------
                     Less dividends and distributions:
                         Investment income--net ...........          --            --            --           (.06)         (.23)
                         Realized gain on investments--net        (2.22)        (1.08)        (2.73)         (3.19)         (.59)
                                                              ---------     ---------     ---------     ----------     ---------
                     Total dividends and distributions ....       (2.22)        (1.08)        (2.73)         (3.25)         (.82)
                                                              ---------     ---------     ---------     ----------     ---------
                     Net asset value, end of year .........   $   22.87     $   16.27     $   22.03     $    17.59     $   17.77
                                                              =========     =========     =========     ==========     =========

--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...       57.29%       (22.17%)       43.18%         17.62%        19.56%
Return:*                                                      =========     =========     =========     ==========     =========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................        1.08%         1.08%         1.02%          1.10%         1.12%
Net Assets:                                                   =========     =========     =========     ==========     =========
                     Investment income (loss)--net ........        (.12%)        (.10%)        (.13%)          .34%         1.43%
                                                              =========     =========     =========     ==========     =========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental
Data:                Net assets, end of year (in thousands)   $ 491,855     $ 276,957     $ 396,198     $  223,492     $ 181,297
                                                              =========     =========     =========     ==========     =========
                     Portfolio turnover ...................       89.18%        57.82%        67.02%         97.87%        60.37%
                                                              =========     =========     =========     ==========     =========
--------------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

Financial Highlights (continued)

                                                                                            Class B+
The following per share data and ratios have been derived     --------------------------------------------------------------------
from information provided in the financial statements.                            For the Year Ended March 31,
                                                              --------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000         1999           1998           1997         1996
----------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of year ...   $   15.37     $   21.03     $   16.91     $   17.21     $   15.16
Operating                                                        ---------     ---------     ---------     ---------     ---------
Performance:            Investment income (loss)--net ........        (.21)         (.20)         (.23)         (.12)          .07
                        Realized and unrealized gain (loss) on
                        investments--net .....................        8.35         (4.43)         6.90          2.90          2.64
                                                                 ---------     ---------     ---------     ---------     ---------
                        Total from investment operations .....        8.14         (4.63)         6.67          2.78          2.71
                                                                 ---------     ---------     ---------     ---------     ---------
                        Less dividends and distributions:
                            Investment income--net ...........          --            --            --            --          (.07)
                            Realized gain on investments--net        (1.92)        (1.03)        (2.55)        (3.08)         (.59)
                                                                 ---------     ---------     ---------     ---------     ---------
                        Total dividends and distributions ....       (1.92)        (1.03)        (2.55)        (3.08)         (.66)
                                                                 ---------     ---------     ---------     ---------     ---------
                        Net asset value, end of year .........   $   21.59     $   15.37     $   21.03     $   16.91     $   17.21
                                                                 =========     =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share ...       55.72%       (22.96%)       41.72%        16.44%        18.37%
Return:*                                                         =========     =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average       Expenses .............................        2.11%         2.10%         2.05%         2.13%         2.15%
Net Assets:                                                      =========     =========     =========     =========     =========
                        Investment income (loss)--net ........       (1.14%)       (1.12%)       (1.16%)        (.68%)         .44%
                                                                 =========     =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of year (in thousands)   $ 511,780     $ 378,610     $ 611,364     $ 337,716     $ 310,174
Data:                                                            =========     =========     =========     =========     =========
                        Portfolio turnover ...................       89.18%        57.82%        67.02%        97.87%        60.37%
                                                                 =========     =========     =========     =========     =========
----------------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

Financial Highlights (continued)

                                                                                            Class C+
The following per share data and ratios have been derived     ------------------------------------------------------------------
from information provided in the financial statements.                            For the Year Ended March 31,
                                                              ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000         1999           1998           1997         1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...   $    15.21    $    20.83    $    16.77    $    17.10    $    15.10
Operating                                                     ----------    ----------    ----------    ----------    ----------
Performance:         Investment income (loss)--net ........         (.21)         (.20)         (.23)         (.13)          .06
                     Realized and unrealized gain (loss) on
                     investments--net .....................         8.25         (4.38)         6.84          2.89          2.63
                                                              ----------    ----------    ----------    ----------    ----------
                     Total from investment operations .....         8.04         (4.58)         6.61          2.76          2.69
                                                              ----------    ----------    ----------    ----------    ----------
                     Less dividends and distributions:
                         Investment income--net ...........           --            --            --            --          (.10)
                         Realized gain on investments--net         (1.93)        (1.04)        (2.55)        (3.09)         (.59)
                                                              ----------    ----------    ----------    ----------    ----------
                     Total dividends and distributions ....        (1.93)        (1.04)        (2.55)        (3.09)         (.69)
                                                              ----------    ----------    ----------    ----------    ----------
                     Net asset value, end of year .........   $    21.32    $    15.21    $    20.83    $    16.77    $    17.10
                                                              ==========    ==========    ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...        55.64%       (22.99%)       41.74%        16.39%        18.34%
Return:*                                                      ==========    ==========    ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................         2.12%         2.12%         2.06%         2.14%         2.16%
Net Assets:                                                   ==========    ==========    ==========    ==========    ==========
                     Investment income (loss)--net ........        (1.16%)       (1.14%)       (1.17%)        (.70%)         .36%
                                                              ==========    ==========    ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)   $   67,390    $   38,249    $   70,159    $   31,182    $   26,920
Data:                                                         ==========    ==========    ==========    ==========    ==========
                     Portfolio turnover ...................        89.18%        57.82%        67.02%        97.87%        60.37%
                                                              ==========    ==========    ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                            Class D+
The following per share data and ratios have been derived     ------------------------------------------------------------------
from information provided in the financial statements.                            For the Year Ended March 31,
                                                              ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000         1999           1998           1997         1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...   $    16.19    $    21.97    $    17.56    $    17.74   $    15.61
Operating                                                     ----------    ----------    ----------    ----------   ----------
Performance:         Investment income (loss)--net ........         (.07)         (.06)         (.08)          .01          .19
                     Realized and unrealized gain (loss) on
                     investments--net .....................         8.82         (4.65)         7.18          3.02         2.73
                                                              ----------    ----------    ----------    ----------   ----------
                     Total from investment operations .....         8.75         (4.71)         7.10          3.03         2.92
                                                              ----------    ----------    ----------    ----------   ----------
                     Less dividends and distributions:
                         Investment income--net ...........           --            --            --          (.04)        (.20)
                         Realized gain on investments--net         (2.14)        (1.07)        (2.69)        (3.17)        (.59)
                                                              ----------    ----------    ----------    ----------   ----------
                     Total dividends and distributions ....        (2.14)        (1.07)        (2.69)        (3.21)        (.79)
                                                              ----------    ----------    ----------    ----------   ----------
                     Net asset value, end of year .........   $    22.80    $    16.19    $    21.97    $    17.56   $    17.74
                                                              ==========    ==========    ==========    ==========   ==========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...        56.98%       (22.37%)       42.80%        17.38%       19.26%
Return:*                                                      ==========    ==========    ==========    ==========   ==========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................         1.33%         1.33%         1.27%         1.35%        1.37%
Net Assets:                                                   ==========    ==========    ==========    ==========   ==========
                     Investment income (loss)--net ........         (.37%)        (.35%)        (.39%)         .07%        1.15%
                                                              ==========    ==========    ==========    ==========   ==========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)   $  151,650    $   82,279    $  114,183    $   40,173   $   24,795
Data:                                                         ==========    ==========    ==========    ==========   ==========
                     Portfolio turnover ...................        89.18%        57.82%        67.02%        97.87%       60.37%
                                                              ==========    ==========    ==========    ==========   ==========
--------------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Special Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price, or lacking any sales, at the closing bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (option written) or the last bid price (option purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

(or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters such contracts.

o Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $16,049,493 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc.("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee upon the average daily value of the Fund's net assets at the following annual rates:

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

 .75% of the Fund's average net assets not exceeding $1 billion, .725% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and
 .70% of average daily net assets in excess of $1.5 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B ..............................               .25%               .75%
Class C ..............................               .25                .75
Class D ..............................               .25                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:
--------------------------------------------------------------------------------
                                                    MLFD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................            $    658            $ 10,207
Class D ..............................            $  8,400            $121,998
--------------------------------------------------------------------------------

For the year ended March 31, 2000, MLPF&S received contingent deferred sales charges of $681,686 and $16,359 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $240 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $239,441 in commissions on the execution of portfolio security transactions for the Fund for the year ended March 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2000 were $806,328,047 and $814,616,768, respectively.

Net realized gains for the year ended March 31, 2000 and net unrealized gains as of March 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                  Gains                 Gains
--------------------------------------------------------------------------------
Long-term investments ............             $185,241,758         $ 72,715,130
Short-term investments ...........                       20                   --
                                               ------------         ------------
Total ............................             $185,241,778         $ 72,715,130
                                               ============         ============
--------------------------------------------------------------------------------

As of March 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $71,455,989, of which $232,436,904 related to appreciated securities and $160,980,915 related to depreciated securities. At March 31, 2000, the aggregate cost of investments for Federal income tax purposes was $1,164,708,578.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $125,287,960 and $(78,669,579) for the years ended March 31, 2000 and March 31, 1999, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 2000                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         10,103,371       $ 203,331,023
Shares issued to shareholders
in reinvestment of
distributions ..........................          2,039,531          38,805,868
                                              -------------       -------------
Total issued ...........................         12,142,902         242,136,891
Shares redeemed ........................         (7,661,205)       (144,838,770)
                                              -------------       -------------
Net increase ...........................          4,481,697       $  97,298,121
                                              =============       =============
--------------------------------------------------------------------------------

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 1999                               Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,897,888       $ 123,949,228
Shares issued to shareholders
in reinvestment of
distributions ..........................            931,185          18,707,508
                                              -------------       -------------
Total issued ...........................          7,829,073         142,656,736
Shares redeemed ........................         (8,792,249)       (156,339,942)
                                              -------------       -------------
Net decrease ...........................           (963,176)      $ (13,683,206)
                                              =============       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 2000                               Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          9,098,702       $ 167,159,527
Shares issued to shareholders
in reinvestment of
distributions ..........................          2,221,372          39,948,523
                                              -------------       -------------
Total issued ...........................         11,320,074         207,108,050
Automatic conversion
of shares ..............................         (1,227,324)        (22,600,580)
Shares redeemed ........................        (11,018,809)       (200,063,962)
                                              -------------       -------------
Net decrease ...........................           (926,059)      $ (15,556,492)
                                              =============       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 1999                               Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         10,840,643       $ 191,992,268
Shares issued to shareholders
in reinvestment of
distributions ..........................          1,492,117          28,529,266
                                              -------------       -------------
Total issued ...........................         12,332,760         220,521,534
Automatic conversion
of shares ..............................           (744,862)        (13,102,293)
Shares redeemed ........................        (16,025,174)       (265,368,498)
                                              -------------       -------------
Net decrease ...........................         (4,437,276)      $ (57,949,257)
                                              =============       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 2000                               Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,934,589        $ 35,243,945
Shares issued to shareholders
in reinvestment of
distributions ..........................            240,541           4,275,572
                                               ------------        ------------
Total issued ...........................          2,175,130          39,519,517
Shares redeemed ........................         (1,529,593)        (26,990,092)
                                               ------------        ------------
Net increase ...........................            645,537        $ 12,529,425
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 1999                               Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,513,437        $ 27,045,453
Shares issued to shareholders
in reinvestment of
distributions ..........................            177,024           3,349,285
                                               ------------        ------------
Total issued ...........................          1,690,461          30,394,738
Shares redeemed ........................         (2,544,293)        (41,967,996)
                                               ------------        ------------
Net decrease ...........................           (853,832)       $(11,573,258)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended March 31, 2000                               Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,260,570        $ 44,449,029
Automatic conversion
of shares ..............................          1,162,848          22,600,580
Shares issued to shareholders
in reinvestment of
distributions ..........................            555,550          10,538,920
                                               ------------        ------------
Total issued ...........................          3,978,968          77,588,529
Shares redeemed ........................         (2,407,493)        (46,571,623)
                                               ------------        ------------
Net increase ...........................          1,571,475        $ 31,016,906
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended March 31, 1999                               Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,784,551        $ 52,722,275
Automatic conversion
of shares ..............................            710,009          13,102,293
Shares issued to shareholders
in reinvestment of
distributions ..........................            302,895           6,066,990
                                               ------------        ------------
Total issued ...........................          3,797,455          71,891,558
Shares redeemed ........................         (3,913,165)        (67,355,416)
                                               ------------        ------------
Net increase (decrease) ................           (115,710)       $  4,536,142
                                               ============        ============
--------------------------------------------------------------------------------

5. Organizational Change:

On or about July 1, 2000, the Fund will change its name to Merrill Lynch Small Cap Value Fund, Inc.

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Special Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of invest ments, of Merrill Lynch Special Value Fund, Inc. as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Special Value Fund, Inc. as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 8, 2000

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Special Value Fund, Inc. during its taxable year ended March 31, 2000:

===============================================================================================================================
                                                       Domestic            Domestic               Total           Long-Term
                    Record          Payable           Qualifying        Non-Qualifying          Ordinary           Capital
                     Date            Date           Ordinary Income     Ordinary Income          Income            Gains*
===============================================================================================================================
Class A Shares:     7/07/99         7/15/99            $.163877            $.000003              $.163880         $1.580135
                   12/03/99        12/09/99            $.009895            $.234643              $.244538         $ .231551
-------------------------------------------------------------------------------------------------------------------------------
Class B Shares:     7/07/99         7/15/99                  --                  --                    --         $1.580135
                   12/03/99        12/09/99            $.004483            $.106306              $.110789         $ .231551
-------------------------------------------------------------------------------------------------------------------------------
Class C Shares:     7/07/99         7/15/99                  --                  --                    --         $1.580135
                   12/03/99        12/09/99            $.004815            $.114185              $.119000         $ .231551
-------------------------------------------------------------------------------------------------------------------------------
Class D Shares:     7/07/99         7/15/99            $.110751            $.000002              $.110753         $1.580135
                   12/03/99        12/09/99            $.008612            $.204205              $.212817         $ .231551
-------------------------------------------------------------------------------------------------------------------------------

The domestic qualifying ordinary income qualifies for the dividends received deduction for corporations. Please retain this information for your records.

* All of the Fund's long-term capital gains distributions are subject to the 20% tax rate.

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

PORTFOLIO INFORMATION (unaudited)

As of March 31, 2000

                                                  Percent of
Top Ten Equity Holdings                           Net Assets

U.S. Foodservice................................     2.5%
Boise Cascade Office Products Corp..............     2.2
Orthodontic Centers of America, Inc.............     2.2
Watsco, Inc.....................................     2.0
Ryerson Tull, Inc...............................     2.0
APAC Customer Services Inc......................     2.0
Tech Data Corporation...........................     1.9
Structural Dynamics Research Corporation........     1.8
Charter One Financial, Inc......................     1.7
Anixter International Inc.......................     1.7

Sectors Represented                               Percent of
in the Portfolio                                  Net Assets

Consumer Discretionary..........................     28.0%
Technology......................................     15.8
Financial Services..............................     13.2
Materials & Processing..........................     11.7
Producer Durables...............................      6.4
Healthcare......................................      5.9
Auto & Transportation...........................      4.5
Consumer Staples................................      4.1
Energy..........................................      4.1
Miscellaneous...................................      0.9

Merrill Lynch Special Value Fund, Inc.                            March 31, 2000

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodricks, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Robert E. Doll, Senior Vice President
Daniel V. Szemis, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

--------------------------------------------------------------------------------
Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch Special Value Fund, Inc. have recently retired. The Fund's Board of Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Special Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10253--3/00

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